UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 7, 2018
Date of Report (Date of earliest event reported)

SONIC CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-18859	73-1371046
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

300 Johnny Bench Drive	73104
Oklahoma City, Oklahoma	(Zip Code)
(Address of Principal Executive Offices)

(405) 225-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On June 7, 2018, Sonic Corp. (the “Registrant”) issued a press release announcing, among other items, certain preliminary financial results for its third quarter ended May 31, 2018. The press release is attached as Exhibit 99 and solely that portion of the press release related to those financial results is incorporated herein by reference.

Item 8.01.    Other Events.
On June 7, 2018, the Company issued a press release announcing, among other items, that its Board of Directors has approved an increase and extension to the Company's share repurchase program. The press release is attached as Exhibit 99 and solely that portion of the press release under the heading “New Share Repurchase Authorization” is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit No.	Description
99	Press Release, dated June 7, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:

SONIC CORP.

Date: June 7, 2018	By: /s/ Corey R. Horsch
Corey R. Horsch
Vice President, Chief Financial Officer and Treasurer